Exhibit 99.2

Third Quarter 2015 Investor Presentation November 4, 2015

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Second Quarter Financial Highlights GAAP Net Loss of $1.9 million, or $0.05 per share Core earnings plus drop income of $22.6 million, or $0.54 per share, consists of: Core earnings of $0.48 per share Drop income of $0.06 per share $13.26 net book value per share as of September 30, 2015 versus $13.89 per share as of June 30, 2015 Quarterly cash dividend of $0.60 per share Generated economic return on book value of -0.2% Total economic return on book value since IPO of 26.8% Net Interest Income of $25.1 million Net interest spread of 2.45% 4.03% adjusted gross yield 1.58% fully hedged cost of funds CPR on Agency RMBS of 10.1% for the quarter 2 Non-GAAP measures which include Agency and Non-Agency MBS, other securities and Whole-Loans (including the cost of interest rate swaps), and interest income on IOs and IIOs classified as derivatives. Reflects the $0.60 dividend declared on September 24, 2015 and paid on October 27, 2015. Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. Includes all dividends declared during the period from May 15, 2012, the date of WMC’s commencement of initial operations, through September 30, 2015, which amounts to $12.10 per share in total. Non-GAAP measures which include Agency and Non-Agency MBS, other securities and Whole-Loans (including the cost of interest rate swaps) and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the quarter ended September 30, 2015. Third quarter weighted average Constant Prepayment Rate for the Company’s Agency RMBS portfolio on an annualized basis. (5) (3) (5) (1) (5) (2) (5) (4) (6)

2015: A Volatile Market for Mortgage Assets 3 Agency spreads widened during the third and Credit Sensitive bond spreads also widened during the quarter. Source: IDC & Citigroup Indices: For Prime, Alt A and Subprime – Citigroup Legacy Non-Agency Cash Price Index. For CMBS – 2007 AJ Source: Bloomberg Index: CMM-SW7 Q3: -0.3% Q3: -0.3% Q3: -0.7% Q3: -0.4% 65 70 75 80 85 90 95 100 105 12/31/14 1/31/15 2/28/15 3/31/15 4/30/15 5/31/15 6/30/15 7/31/15 8/31/15 9/30/15 Non - Agency RMBS and CMBS Index Prices Prime AltA Subprime CMBS (2007 - AJ) 70 75 80 85 90 95 100 105 110 115 120 12/31/2014 1/31/2015 2/28/2015 3/31/2015 4/30/2015 5/31/2015 6/30/2015 7/31/2015 8/31/2015 9/30/2015

Interest Rate Volatility has remained high in 2015 1 yr. x 10 yr. Swap Volatility 4 Source: Bloomberg 10-Year Treasury Yield Source: Bloomberg 1.6 1.8 2 2.2 2.4 2.6 70 75 80 85 90 95

Portfolio Breakdown as of September 30, 2015 ¹ Other securities includes ABS and GSE Credit Risk Transfer securities 2 Lower loan balance pools generally consist of loans below $150,000. 3 Other includes low WALA and Investor loans. 4 Commercial Real Estate Mortgage Mezzanine Loans. Agency RMBS Non-Agency RMBS (By U.S. Dollar Price) Agency, Non-Agency CMBS and Other Securities 3 4 5 Total Investment Portfolio ($ in millions) Agency RMBS $2,124 Non-Agency RMBS $546 Agency & Non-Agency CMBS $505 Whole-Loans $150 Other Securities $178 1 ² 1 37.4% 42.5% 20.0% <65 65-85 85+ 34.0% 15.5% 6.3% 4.8% 18.1% 21.3% Legacy CMBS New Issue CMBS CRE Mezzanine Agency CMBS Whole-Loans Other 79.9% 9.9% 10.2% Lower Loan Balance MHA/HARP High LTV Other 60.6% 15.6% 14.4% 4.3% 5.1% Agency RMBS Non-Agency RMBS CMBS Whole-Loans Other Securities

6 Portfolio Composition as of September 30, 2015 Portfolio ($ in millions) Agency Coupon Principal Balance Amortized Cost Estimated Fair Value 30-year fixed rate 3.5% $203.4 $218.5 $213.8 4.0% $408.8 $442.4 $442.4 4.5% $435.2 $467.0 $481.9 5.5% $3.0 $3.5 $3.4 6.0% $6.6 $7.3 $7.5 20-year fixed rate 3.0% $95.4 $99.5 $99.0 3.5% $152.8 $161.3 $161.7 4.0% $516.0 $544.3 $556.8 Agency RMBS IOs and IIOs¹ 3.5% N/A $148.7 $157.8 Agency CMBS 5.0% $24.7 $24.7 $24.9 Agency CMBS IOs and IIOs2 1.3% N/A $14.9 $15.2 Total Agency 3.6% $2,132.1 $2,164.4 Non-Agency RMBS 3.7% $604.4 $448.8 $458.3 Non-Agency IOs and IIOs3 6.1% N/A $72.4 $87.8 Non-Agency CMBS 5.2% $542.1 $468.0 $464.5 Total Non-Agency 4.8% $989.2 $1,010.6 Other Securities 5.0% $154.5 $179.0 $177.5 Residential Whole-Loans4 5.1% $145.4 $147.3 $150.5 Total Portfolio 4.0% $3,447.6 $3,503.0 Includes $50.1 million of amortized cost and $52.4 million of fair value for Agency RMBS IOs and IIOs accounted for as derivatives for GAAP. Includes $12.5 million of amortized cost and $12.5million of fair value for Agency CMBS IOs and IIOs accounted for as derivatives for GAAP. Includes $3.0 million of amortized cost and $3.8 million of fair value for Non-Agency RMBS IOs and IIOs accounted for as derivatives for GAAP. Residential Whole-Loans are held by a trust whose entire beneficial interest is held by WMC.

5.4x leverage calculation does not reflect net To-Be Announced (“TBA”) mortgage pass-through certificates position. As of September 30, 2015, the net long position in TBAs was $600 million in notional value. Adjusted leverage is a Non-GAAP measure. Non-GAAP measures which include Agency and Non-Agency MBS, other securities and Whole-Loans (including the cost of interest rate swaps), and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the quarter ended September 30, 2015. Includes net interest component related to interest rate swaps. Third quarter weighted average Constant Prepayment Rate for the company’s Agency RMBS portfolio on an annualized basis. Estimated impact of liability hedges on the duration of net assets. Leverage Ratio: 5.4x Leverage Ratio adjusted for TBA position of 6.5x Net Duration of the Agency RMBS portfolio: 0.2 months Agency RMBS Weighted Average Loan Age (“WALA”) of 29.5 months Portfolio Gross Yield: 4.03% Hedge Adjusted Cost of Financing: 1.58% Net Interest Spread: 2.45% Agency RMBS CPR of 10.1% for Q3 Duration Contribution by Maturity Date Key Portfolio Metrics as of September 30, 2015 (2) (2) (1) 7 (4) (3) (4) 2.45 0.09 0.37 0.66 0.93 0.42 -0.02 0.96 0.03 0.18 0.16 0.21 0.26 0.12 0.52 0.04 0.07 0.20 0.19 0.00 0.00 -2.43 -0.22 -0.37 -0.71 -0.82 -0.33 0.02 1.50 -0.06 0.25 0.31 0.51 0.35 0.12

Financing Summary Portfolio Financing ($ in millions – as of September 30, 2015) Repurchase Agreements Repo Outstanding Interest Rate Remaining Days to Maturity Agency RMBS $2,013.0 0.54% 38 Non-Agency RMBS $386.8 1.71% 46 Agency and Non-Agency CMBS $367.7 1.67% 37 Other Securities & Whole Loans $242.8 2.04% 50 Total/Wtd Avg $3,010.3 0.95% 40 8 Master repurchase agreements with 27 counterparties Outstanding borrowing with 19 counterparties Internal credit review Capacity in excess of our current needs

Hedging Summary 9 Includes $1.0 billion of forward starting swaps, starting in 6.0 months. Includes $0.5 billion of forward starting swaps, starting in October 2015. While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies. Fixed Pay Interest Rate Swaps ($ in millions – as of September 30, 2015) Maturity Notional Amount Avg. Fixed Pay Rate Avg. Floating Receive Rate Average Maturity (Years) 1 Year or Less $1,015.3 0.6% 0.3% 0.6 1 Year to 3 Years $1,491.8 1.0% 0.3% 1.6 3 Years to 5 Years $1,204.5 1.9% 0.3% 4.8 >5 Years $1,881.3 3.0% 0.3% 10.3 Total Fixed Pay Rate (1) $5,592.9 1.8% 0.3% 5.0 Other Instruments with Hedging Attributes (3) $105 million of net notional value of pay-fixed interest rate swaptions $261 million of IO’s and inverse IO’s $1.2 billion of Non-Agency RMBS and CMBS and Other Securities Variable Pay Interest Rate Swaps ($ in millions – as of September 30, 2015) Maturity Notional Amount Avg. Fixed Receive Rate Avg. Floating Pay Rate Average Maturity (Years) 3 Years to 5 Years $1,735.8 1.5% 0.3% 4.8 >5 Years $1,203.1 2.2% 0.3% 11.8 Total Floating Pay Rate(2) $2,938.9 1.8% 0.3% 7.7

Portfolio Strategy and Dynamics Continue to manage both the assets and liabilities of the portfolio to capture relative value opportunities Continue to leverage Western Asset’s comprehensive platform to access a broad set of investment opportunities across the entire mortgage sector Portfolio activity during the third quarter: Increased exposure to Residential Whole-Loans Reduced exposure to Agency RMBS Reduced average portfolio leverage Increased exposure to CMBS Maintained a net duration close to zero on the Agency portfolio 10 Our long-term objective is to generate strong core earnings to support an attractive dividend, while also maintaining a stable book value

Contact Information 11 Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com